UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Carlson Parkway, Suite 210 Minneapolis, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
(763) 496-5454
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

DiaMedica Therapeutics Inc. (the “Company”) held its 2025 Annual General Meeting of Shareholders (the “2025 AGM”) on May 15, 2025. As of the close of business on March 18, 2025, the record date for the 2025 AGM, there were 42,855,660 voting common shares, no par value, of the Company (“Common Shares”) outstanding and entitled to vote at the 2025 AGM. Each Common Share was entitled to one vote. Shareholders holding an aggregate of 19,344,190 Common Shares entitled to vote at the 2025 AGM, representing 45.1% of the outstanding Common Shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2025 AGM.

At the 2025 AGM, the Company’s shareholders considered three voting proposals, each of which is described in detail in the Company’s definitive proxy statement for the 2025 AGM filed with the United States Securities and Exchange Commission on March 28, 2025.

The final voting results of each voting proposal brought before a vote of the Company’s shareholders at the 2025 AGM are set forth below:

Voting Proposal One - Election of Directors.

The seven director nominees proposed by the Board were elected to serve as members of the Board until the next annual general meeting of shareholders and until their respective successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Michael Giuffre, M.D.	6,688,996	258,359	12,396,835
Rick Kuntz, M.D., M.Sc.	6,749,002	198,353	12,396,835
Tanya Lewis	6,651,961	295,394	12,396,835
Daniel O’Connor	6,748,925	198,430	12,396,835
James Parsons	6,731,177	216,178	12,396,835
Rick Pauls	6,743,199	204,156	12,396,835
Charles Semba, M.D.	6,728,825	218,530	12,396,835

Voting Proposal Two - Appointment of Independent Registered Public Accounting Firm and Authorization to Fix Remuneration.

The voting proposal to appoint Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and authorize the Board to fix the Company’s independent registered public accounting firm’s remuneration was approved by the following final voting results:

Votes For	Votes Withheld	Broker Non-Votes
18,475,360	868,830	0

Voting Proposal Three – Advisory Approval of Executive Compensation

The voting proposal to approve, on an advisory (non-binding) basis, the Company’s executive compensation was approved by the following final voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
6,536,608	398,959	11,788	12,396,835

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Date: May 15, 2025